UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 3-52472

Date of Report: December 1, 2006

PINGCHUAN PHARMACEUTICAL, INC.

(Exact name of registrant as specified in its charter)

North Carolina	58-2258912
(State of Other Jurisdiction of incorporation or organization)	(I.R.S.Employer Identification No.)

131 Shizi Street, Nangang District, Harbin Heilongjiang F4, P.R. China	150000
(Address of Principal Executive Offices)	(Zip Code)

011-86451-8271-3712

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Appointment of Principal Officers

On December 1, 2006 Hu Zhanwu resigned from his position as a member of the Board of Directors of Pingchuan Pharmaceutical.  Mr. Hu also resigned from his positions as Chairman and President of the Company.

On December 1, 2006 the Board of Directors elected Yao Qitai to serve as Chairman of the Board.  Mr. Yao has been the Chief Executive Officer of Pingchuan Pharmaceutical since it was founded.

On December 1, 2006 the Board of Directors elected Zhang Chunman to serve as President.  Mr. Zhang has been the Chief Financial Officer of Pingchuan Pharmaceutical since 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINGCHUAN PHARMACEUTICAL, INC.

Dated:  December 1, 2006

By:  /s/ Zhang Chunman

       Zhang Chunman, President